InMed Reports First Quarter Fiscal 2027 Financial Results and Provides Corporate Update

Vancouver, British Columbia--(Newsfile Corp. - November 3, 2026) - InMed Pharmaceuticals Inc. (NASDAQ: INM) ("InMed" or the "Company"), a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates for diseases with high unmet medical needs, today reported financial results for its first quarter of fiscal 2027, ended September 30, 2026, and provided a corporate update.

The Company's full financial statements and related MD&A for the quarter ended September 30, 2026, are available at www.inmedpharma.com, www.sedarplus.ca and www.sec.gov.

"We are approaching an important milestone in our proposed merger with Mentari Therapeutics, with our annual general and special meeting scheduled for November 4, 2026," commented Eric A. Adams, InMed President and CEO. "Our focus remains on completing the transaction, which we believe provides shareholders with an opportunity to participate in the development of Mentari's migraine prevention pipeline. In parallel, we continue to pursue opportunities to realize value from InMed's legacy pharmaceutical assets for our shareholders through the proposed contingent value rights structure."

Corporate Update

Proposed Merger with Mentari Therapeutics

InMed continues to work toward completing its proposed merger with Mentari Therapeutics, Inc. ("Mentari"), a privately held biotechnology company developing therapies for migraine prevention. Following completion of the transaction, the combined company is expected to operate under the Mentari Therapeutics name and seek to trade on the Nasdaq Capital Market under the ticker symbol "MTRI," subject to Nasdaq approval.

Mentari has announced private placements totaling approximately US$490 million in expected aggregate gross proceeds in connection with the transaction. This financing is expected to support operations into 2029, including through Phase 2a readouts for both of Mentari's lead PACAP-targeted programs.

The proposed merger is expected to close in the fourth quarter of calendar 2026, subject to the satisfaction or waiver of the remaining closing conditions, including the required shareholder approvals.

Annual General and Special Meeting - November 4, 2026

InMed's annual general and special meeting of shareholders is scheduled for November 4, 2026, at 12:00 p.m. Eastern Time. Shareholders will be asked to consider proposals necessary to complete the proposed merger and related transactions, together with customary annual meeting business.

The definitive proxy statement/prospectus and management information circular provides details of the transaction, the proposals to be considered and instructions for voting. Shareholders are encouraged to review these materials carefully and submit their votes before the applicable voting deadline. InMed's Board of Directors recommends that shareholders vote "FOR" the proposals described in the meeting materials.

Nasdaq Compliance Update

On September 16, 2026, InMed received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC ("Nasdaq") notifying the Company that its shareholders' equity of $1,075,007, as reported in its Annual Report on Form 10-K for the fiscal year ended June 30, 2026, was below the $2.5 million minimum required under Nasdaq Listing Rule 5550(b)(1). The notice had no immediate effect on the listing of the Company's common shares, and Nasdaq provided the Company with 45 calendar days to submit a plan to regain compliance.

On October 30, 2026, the Company submitted its compliance plan and Nasdaq indicated that it had accepted the compliance plan, and determined that InMed has until March 15, 2027, to regain compliance with Nasdaq Listing Rule 5550(b)(1). The Company expects completion of the proposed merger with Mentari and the associated pre-closing financing to enable it to regain compliance with the minimum shareholders' equity requirement. There can be no assurance that Nasdaq will accept the Company's plan or that the Company will regain compliance within any granted extension period.

InMed Pharmaceutical Assets

During the quarter, InMed completed a pre-IND meeting with the FDA and reached alignment on the next steps in the development of INM-901 in the treatment of Alzheimer's disease.

InMed continues to pursue potential divestiture, licensing and other strategic opportunities for its legacy pharmaceutical programs: INM-901 for Alzheimer's disease, INM-089 for dry age-related macular degeneration and INM-755 for dermatological indications.

The proposed merger transaction includes a contingent value rights ("CVR") structure intended to allow eligible InMed shareholders to participate in potential proceeds from the future monetization of these assets, subject to the terms of the CVR agreement. There can be no assurance that an asset transaction will be completed or that any payments will be made under the CVRs.

Financial Commentary

The Company's research and development expenses were $0.2 million for the three months ended September 30, 2026, compared with $0.6 million for the three months ended September 30, 2025. The decrease is primarily due to a reduction in operating activity resulting from the pending Merger.

The Company incurred general and administrative expenses of $1.8 million for the three months ended September 30, 2026, compared with $1.2 million for the same period in 2025.

As of September 30, 2026, the Company's cash and cash equivalents were $1.0 million, compared with $2.2 million as of June 30, 2026. The Company continues to closely monitor expenses while working toward completing the proposed merger with Mentari and pursuing strategic opportunities for its legacy pharmaceutical assets.

Based on current forecasts, the Company expects its available cash to fund planned operating expenses and capital expenditures into mid-November, depending on the level and timing of expenditures and the timing of completion of the proposed merger.

InMed Pharmaceuticals Inc.

CONDENSEDCONSOLIDATEDBALANCESHEETS

Expressed in U.S. Dollars

	September 30,	June 30,
	2026	2026
	Unaudited	$
	$
ASSETS
Current
Cash and cash equivalents	1,094,488	2,194,413
Short-term investments	40,331	39,670
Prepaidsand other current assets	99,682	241,296
Held for sale equipment	17,583	20,000
Current assetsof discontinued operations	11,355	181,327
Total current assets	1,263,439	2,676,706

Non-Current
Property, equipment and ROU assets, net	-	221,037
Other assets	42,423	132,324
Total Assets	1,305,862	3,030,067

LIABILITIES AND SHAREHOLDERS' EQUITY
Current
Accountspayable and accrued liabilities	2,493,903	1,843,327
Current liabilitiesof discontinued operations	11,355	111,733
Total Liabilities	2,505,258	1,955,060
Commitments and Contingencies (Note 8)

Shareholders' Equity
Common shares, no par value, unlimited authorized shares: 5,493,735 and 5,339,436 asof September 30, 2026 and June 30, 2026, respectively, issued and outstanding	94,408,309	94,282,698
Additional paid-in capital	36,824,910	36,894,146
Accumulated deficit	(132,561,184)	(130,230,406)
Accumulated other comprehensive income	128,569	128,569
Total Shareholders' Equity	(1,199,396)	1,075,007
Total Liabilities and Shareholders' Equity	1,305,862	3,030,067

InMed Pharmaceuticals Inc.

CONDENSEDCONSOLIDATEDSTATEMENTS OFOPERATIONS (UNAUDITED)

Expressed in U.S. Dollars

	For the Three Months Ended
	September 30,
	2026	2025
	$	$
Operating Expenses
Research and development	206,015	575,458
General and administrative	1,804,625	1,239,058
Amortization and depreciation	168	52,603
Foreign exchange loss	(1,488)	56,994
Total operating expenses	2,009,320	1,924,113

Other Income (Expense)
Interest and other income	14,308	93,765
Loss from continuing operations before taxes	(1,995,012)	(1,830,348)

Income tax expense	-	-
Net loss from continuing operations	(1,995,012)	(1,830,348)

Discontinued operations:
Income (Loss) from discontinued operations	(335,766)	103,449

Net Loss	(2,330,778)	(1,726,899)

Net loss per share for the year
Basic and diluted:
Continuing operations	(0.36)	(0.46)
Discontinued operations	(0.06)	0.03

Net lossper share attributable to Common Stockholders - basic and diluted	(0.42)	(0.44)
Weighted average outstanding common shares
Basic and diluted	5,469,448	3,954,549

InMed Pharmaceuticals Inc.

CONDENSEDCONSOLIDATEDSTATEMENTS OFCASHFLOWS (UNAUDITED)

Expressed in U.S. Dollars

	For the Three Months
	Ended September 30,
	2026	2025
	$	$
Cash provided by (used in):

Operating Activities
Net loss	(2,330,778)	(1,726,899)
Itemsnot requiring cash:
Amortization and depreciation	168	53,202
Share-based compensation	16,375	20,205
Amortization of right-of-use assets	220,869	103,478
Interest income received on short-term	(661)	-
Unrealized foreign exchange loss	-	1,883
Changesin operating assetsand liabilities:
Prepaidsand other currentsassets	141,614	131,875
Other non-current assets	89,901	-
Accountspayable and accrued liabilities	650,577	(389,881)
Lease obligations	-	(107,412)
Operating cash flow used by discontinued operations	69,593	(17,254)
Total cash used in operating activities	(1,142,342)	(1,930,803)

Investing Activities
Sale of held for sale equipment	2,417	-
Sale of short-term investments	-	20,957
Purchase of short-term investments	-	(20,957)
Total cash provided by investing activities	2,417	-

Financing Activities
Proceedsfrom the exercise of warrants	40,000	-
Share issuance costs	-	(137,178)
Total cash provided by (used in) financing activities	40,000	(137,178)

Decrease in cash and cash equivalents during the period	(1,099,925)	(2,067,981)
Cash and cash equivalents beginning of the period	2,194,413	10,743,430
Cash and cash equivalents end of the period	1,094,488	8,675,449

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash paid during the period for:	-	-
Income taxes	-	$-
Interest	-	$-

About InMed

InMed Pharmaceuticals is a pharmaceutical company focused on developing a pipeline of proprietary small molecule drug candidates targeting the CB1/CB2 receptors. InMed's pipeline consists of three separate programs in the treatment of Alzheimer's, ocular and dermatological indications. For more information, visit www.inmedpharma.com.

Investor Contact:

Colin Clancy

Vice President, Investor Relations

and Corporate Communications

T: +1.604.416.0999

E: ir@inmedpharma.com

Cautionary Note Regarding Forward-Looking Information:

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities laws. Forward-looking information is based on management's current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Without limiting the foregoing, forward-looking information in this news release includes, but is not limited to, statements regarding the proposed merger with Mentari, including the anticipated timing and completion of the merger and other contemplated transactions; the expected aggregate proceeds from the pre-closing financing; the anticipated outcome of Nasdaq's review of the Company's compliance plan and the Company's ability to regain compliance with Nasdaq's minimum shareholders' equity requirement, including through completion of the proposed merger with Mentari and the associated pre-closing financing; the expected cash runway of the company; the potential future monetization of INM-901,INM-089 and INM-755; the Company's efforts to identify strategic opportunities for INM-901, INM-089 and INM-755 and the expected nature, focus and operations of the company following the merger.

With respect to the forward-looking information contained in this news release, InMed has made numerous assumptions regarding, among other things: the ability to obtain all necessary regulatory approvals on a timely basis, or at all; the satisfaction or waiver of the conditions to the completion of the proposed merger with Mentari, including the receipt of required shareholder and stockholder approvals; and continued economic and market stability. While InMed considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies.

Additionally, there are known and unknown risk factors that could cause InMed's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. A complete discussion of the risks and uncertainties facing InMed's stand-alone business is disclosed in InMed's Annual Report on Form 10-K, as may be updated from time to time by InMed's Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission available at www.sec.gov.

All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Without limiting the foregoing, this communication does not constitute an offer to sell, or the solicitation of an offer to buy, any securities in connection with any private placement or other financing by Mentari or InMed. Any such securities have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an applicable exemption therefrom.

Important Additional Information About the Merger and Where to Find It

In connection with the proposed merger, InMed has filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement/prospectus of InMed and a management information circular and will file other relevant documents with the SEC and applicable Canadian securities regulators. The Form S-4 has not yet become effective. After the Form S-4 is declared effective, InMed will mail a definitive proxy statement/prospectus and management information circular to its shareholders and to Mentari's stockholders. INVESTORS AND SECURITYHOLDERS OF INMED AND MENTARI ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND MANAGEMENT INFORMATION CIRCULAR (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT INMED, MENTARI, THE MERGER AND RELATED MATTERS. Investors and securityholders may obtain free copies of these documents (when available) through the SEC's website at www.sec.gov, on SEDAR+ at www.sedarplus.ca, or from InMed at inmedpharma.com/investors.

Participants in the Solicitation

InMed, Mentari and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from InMed's shareholders and Mentari's stockholders in connection with the proposed merger. Information regarding InMed's directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in InMed's most recent annual report on Form 10-K and its other filings with the SEC and on SEDAR+. Additional information regarding the participants and their interests is or will be contained in the proxy statement/prospectus and management information circular and other relevant materials filed or to be filed with the SEC and Canadian securities regulators. These documents may be obtained free of charge as described above.

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